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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported): June 22, 2001

BioNebraska, Inc.

BIONEBRASKA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-30493	47-0727668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4130 NW 37th Street
Lincoln, Nebraska
68524-1637

(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: 800-786-2580

    Items 1, 2, 3, 4, 5, 6 and 8 are not applicable and therefore omitted.

    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    c.
    Exhibits

    99.1
    BioNebraska, Inc. Letter to Stockholders dated June 21, 2001.

    Item 9.  Regulation FD Disclosure.

    On June 22, 2001, we mailed to our stockholders a letter with the Annual Report and Proxy Materials for the Annual Meeting of Stockholders to be held on July 26, 2001. The letter provides a summary of our progress in our medical programs and attached a press release relating to our name change. The letter to stockholders and the press release are attached as Exhibit 99.1 and are incorporated herein by reference.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIONEBRASKA, INC.
By	/s/ DAVID S. WALKER David S. Walker Senior Vice President and Chief Financial Officer

Dated: June 22, 2001

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